STATEMENT OF ADDITIONAL INFORMATION

                                CNI CHARTER FUNDS
            400 North Roxbury Drive, Beverly Hills, California 90210

                                MULTI-ASSET FUND

                     Institutional Class and Class A Shares

                                 October 1, 2007


Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by, City National Bank ("CNB"). Investing in mutual funds and other securities involves risks, including possible loss of principal.

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Institutional Class and Class A prospectuses dated October 1, 2007 (the "Prospectuses"), which may be amended from time to time, for the Multi-Asset Fund (the "Fund").

The Fund is a series of CNI Charter Funds (the "Trust"), an open-end, management investment company. The Fund is a diversified fund, which means that it may not, with respect to at least 75% of its total assets, invest more than 5% of its total assets invested in the securities of one issuer (and not more than 10% of the outstanding voting securities of such issuer), plus cash, Government securities, and securities of other investment companies.

The Large Cap Growth Equity Fund, Large Cap Value Equity Fund, RCB Small Cap Value Fund, Corporate Bond Fund, Government Bond Fund, California Tax Exempt Bond Fund, High Yield Bond Fund, Prime Money Market Fund, Government Money Market Fund and California Tax Exempt Money Market Fund (collectively, the "CNI Funds"), and the AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Balanced Fund, AHA Diversified Equity Fund and AHA Socially Responsible Equity Fund (collectively, the "AHA Funds") series of the Trust are offered through separate prospectuses and separate statements of additional information.

To obtain a free copy of the above-referenced Prospectuses for the Fund or the prospectuses or statement of additional information for the CNI Funds, please call 1-888-889-0799 or visit www.cnicharterfunds.com. To obtain a free copy of the above-referenced prospectuses or statement of additional information for the AHA Funds, please call 1-800-445-1341 or visit www.ahafunds.org.




                                                                 CNI-SX-005-0100




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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

GENERAL INFORMATION..........................................................1

INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS................................1

INVESTMENT RESTRICTIONS OF THE FUND.........................................24

INVESTMENT RESTRICTIONS OF THE AFFILIATED UNDERLYING FUNDS..................26

INVESTMENT RESTRICTIONS OF THE UNAFFILIATED UNDERLYING FUNDS................27

MANAGEMENT OF THE TRUST.....................................................27

PORTFOLIO TRANSACTIONS......................................................39

DISTRIBUTIONS AND TAXES.....................................................40

SHARE PRICE CALCULATION.....................................................45

DISTRIBUTION PLAN...........................................................46

SHAREHOLDER SERVICES AGREEMENT..............................................48

EXPENSES....................................................................48

CODE OF ETHICS..............................................................49

DISCLOSURE OF PORTFOLIO HOLDINGS............................................49

PROXY VOTING................................................................50

GENERAL INFORMATION.........................................................51

PERFORMANCE INFORMATION.....................................................52

PURCHASE AND REDEMPTION OF SHARES...........................................55

OTHER INFORMATION...........................................................56

APPENDIX A - RATINGS OF INVESTMENT SECURITIES..............................A-1


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                               GENERAL INFORMATION

The Institutional Class and Class A shares of the Fund commenced operations on October 1, 2007. City National Asset Management, Inc. ("CNAM, Inc." or the "Investment Manager") serves as investment adviser to the Fund.


                  INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS

The Prospectuses describe the principal strategies and risks of investing in the Fund. This SAI provides additional information about the Fund's principal strategies and risks and describes non-principal strategies and risks of the Fund that an investor should also consider.

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES

The Fund will primarily invest in shares of other open-end and closed-end investment companies (each, an "Underlying Fund"), including affiliated funds (i.e., the CNI Funds and the AHA Funds) to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. The affiliated funds in which the Fund intends to invest a portion of its assets are the CNI Charter Corporate Bond Fund, CNI Charter Government Bond Fund and CNI Charter High Yield Bond Fund (together, the "Affiliated Underlying Funds"), each of which is managed by the Investment Manager. Generally, under the 1940 Act and SEC rules thereunder, the Fund's acquisition of the securities of affiliated and unaffiliated funds is subject to the following guidelines and restrictions:

     o The Fund may own an unlimited amount of any affiliated fund's voting securities.

     o The Fund and its "affiliated persons" may own no more than 3% of an unaffiliated fund's voting securities, subject to the following restrictions:

          o the Fund and the Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the NASD applicable to funds of funds;

          o the Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

          o the purchase or acquisition of the Underlying Fund is made pursuant to an arrangement with the Underlying Fund or its principal underwriter whereby the Fund is obligated either to (i) seek instructions from its shareholders with regarding to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

     o The sales load and distribution fees paid by the Fund with respect to an Underlying Fund, aggregated with any distribution fees of the Fund, may not be excessive under NASD rules.

     o Any Underlying Fund must have a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.
                                       1

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Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Investment Manager determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

ETFs. The Fund may invest in exchange-traded funds ("ETFs"), which are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs, such as Barclays Global Investors' iShares funds, Standard & Poor's Depository Receipts ("SPDRs"), NASDAQ-100 Index Tracking Stock ("NASDAQ 100s") and Dow Jones DIAMONDS ("Diamonds"), may be organized as open-end funds or as unit investment trusts ("UITs"). Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices. iShares, SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

An ETF will generally issue index-based investments in aggregations of 50,000 shares known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the applicable index (the "Index"),
(b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF's portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.


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ADDITIONAL PERMITTED INVESTMENTS

Investments by the Fund and its Underlying Funds may include the following types of securities. References in this section to investments by the Fund include the Fund's "direct" investments as well as its "indirect" investments (i.e., investments by its Underlying Funds).

Equity Securities. The Fund may invest in equity securities as a principal investment strategy. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments. Investments in equity securities in general are subject to market risks and fluctuation in value due to earnings, economic conditions and other factors that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the values of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.

Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Fixed Income Securities. The Fund may invest in fixed income securities as a principal investment strategy. Fixed income securities are debt obligations issued by the U.S. Government and its agencies, corporations, municipalities and other borrowers. The market values of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Investors should recognize that, in periods of declining interest rates, the returns of the Fund from such investments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the returns of the Fund from such investments will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing the Fund's current returns. In periods of rising interest rates, the opposite can be expected to occur. Changes in the ability of an issuer to make payments of interest and principal, in the market's perception of the issuer's creditworthiness, and in the rating of any fixed income security by recognized rating agencies also affect the market value of that issuer's debt securities. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Fund's net asset values. See attached Appendix A for a discussion of fixed income ratings.


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The Fund's performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and, cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

Highly Liquid Investments. As a principal investment strategy, the Fund may invest in cash and cash equivalents, including bank notes, bankers' acceptances and certificates of deposit. Bank notes are unsecured promissory notes representing debt obligations that are issued by banks in large denominations. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less. A certificate of deposit is an interest-bearing instrument with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. The Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Certificates of deposit and time deposits with penalties for early withdrawal will be considered illiquid.

Foreign Securities. The Fund may invest in securities issued by companies and governments of foreign countries as a principal investment strategy. These investments may take the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and other similar global instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of the Fund's investment policies, the Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

Shareholders should consider carefully the substantial additional risks involved in investing in foreign securities. Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, the Fund may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.


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Brokerage commissions, fees for custodial services and other costs relating to investments by the Fund in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions, which resulted in settlement difficulty. The inability of the Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Any delay in selling a portfolio security due to settlement problems could result in loss to the Fund if the value of the portfolio security declined, or result in claims against the Fund if it had entered into a contract to sell the security. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

Certain securities may be denominated in foreign currencies, the values of which will be affected by changes in currency exchange rates and exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in the currency. Such changes also affect the Fund's income and distributions to shareholders. The Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and the Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Investment Manager's ability to predict movements in exchange rates.

Some countries in which the Fund may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the Fund. Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Fund. The Fund may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

The Fund may endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when these Funds change investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, and by exchange control regulations, as well as indigenous economic and political developments.

The Investment Manager considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Investment Manager also considers

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the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories.

Emerging Market Securities. The Fund may invest in securities of companies in emerging markets as a principal investment strategy. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

In certain of these countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. A number of these countries are highly dependent on foreign loans for their operation. There have been moratoria on, and reschedulings of, repayment with respect to many countries' debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Hedge Funds. As a non-principal investment strategy, the Fund may invest in private investment funds ("Hedge Funds") managed by various investment managers ("Managers") that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through the Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in Hedge Funds, in addition to the operating expenses of the Fund. The incentive-based allocations assessed by Managers and borne directly by the Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. In addition, because an incentive-based allocation will generally be calculated on a basis that includes unrealized appreciation of a Hedge Fund's assets, the allocation may be greater than if it were based solely on realized gains. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Each Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Hedge Funds and the Fund generally. Accordingly, a Manager that manages a Hedge Fund with positive performance may receive incentive-based compensation from the Fund, which will be borne indirectly by the Fund's shareholders, even if the Fund's overall returns are negative. Various risks are associated with the securities and other

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instruments in which Hedge Funds may invest, their investment strategies and the specialized investment techniques they may use.

Hedge Funds are not registered as investment companies under the 1940 Act. Therefore, the Fund, as an investor in Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. To the extent the Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, the Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund's investment return. To the extent the Fund invests in a Hedge Fund that is permitted to distribute securities in kind to investors making withdrawals, upon the Fund's withdrawal of all or a portion of its interest in such Hedge Fund the Fund may receive securities that are illiquid or difficult to value.

Corporate Bonds. The Fund may invest in corporate bonds as a non-principal investment strategy. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

Low Grade, High Yield Debt. The Fund may invest in low grade, high yield debt as a non-principal investment strategy. There is no bottom limit on the ratings of high-yield securities that may be purchased or held by the Fund. In addition, the Fund may invest in unrated securities. Lower rated securities are defined as securities below the fourth highest rating category by an NRSRO, as discussed in the appendix attached hereto. Such obligations are speculative and may be in default. Credit ratings evaluate the safety of principal and interest payments of securities, not their market values. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager will also monitor issuers of such securities.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing highest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Investment Manager could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, the Fund may

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experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Variable and Floating Rate Instruments. The Fund may invest in variable and floating rate instruments as a non-principal investment strategy. Certain of the obligations purchased by the Fund may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

Convertible Securities and Warrants. The Fund may invest in convertible securities and warrants as a non-principal investment strategy. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

Section 4(2) Commercial Paper. The Fund may invest in Section 4(2) commercial paper as a non-principal investment strategy. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund's inability to dispose of such securities promptly or at favorable prices. Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another NRSRO if unrated, will be determined by the Investment Manager to be of comparable quality. These rating symbols are described in the Appendix.

To the extent that the Investment Manager, pursuant to the guidelines approved by the Board, determines a Rule 144A eligible security to be liquid, such a security would not be subject to the Fund's percentage limit on illiquid securities investment.

Illiquid Securities. The Fund may invest in illiquid securities as a non-principal investment strategy. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration.

The Board has delegated the function of making day-to-day determinations of liquidity to the Investment Manager pursuant to guidelines approved by the Board. The Investment Manager will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers willing and ready to purchase and sell the security, (3) whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades.

The Fund will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 15% of the Fund's net assets valued at the time of the transaction are invested in such securities. The Fund will monitor the level of liquidity and take appropriate action, if necessary, to attempt to maintain adequate liquidity. The investment policy on the purchase of illiquid securities is non-fundamental.

Mortgage-Related Securities and Derivative Securities. The Fund may invest in mortgage-related securities as a non-principal investment strategy. A mortgage-related security is an interest in a pool of mortgage loans and is considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. The Fund uses these derivative securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Fund.

If the Fund purchases mortgage-backed securities that are "subordinated" to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages. An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

        Agency Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Authority or Veterans Administration) mortgages. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of Government Securities with comparable "lives" largely due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

        Mortgage-Related Securities - GNMA. GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

        Mortgage-Related Securities - FNMA. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

        Mortgage-Related Securities - FHLMC. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another FHLMC security.

        Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and "CMOs" collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages, multifamily or commercial mortgage loans.

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned amortization class CMOs ("PAC Bonds") are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. Some mortgage-related securities are offered through private placements that are restricted as to further sale. The value of these securities may be very volatile.

        Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying ARMs reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

        Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

The value of derivative securities known as "floaters" and "inverse floaters" vary in response to interest rates. These securities may be illiquid and their values may be very volatile.

Asset-Backed Commercial Paper. The Fund can invest a portion of its assets in asset-backed commercial paper and other Eligible Securities (as that term is defined below) as a non-principal investment strategy. The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities.

The Fund intends to obtain repayment of asset-backed commercial paper from an identified pool of assets including automobile receivables, credit-card receivables, and other types of assets. Asset-backed commercial paper is issued by a special purpose vehicle (usually a corporation) that has been established for the purpose of issuing the commercial paper and purchasing the underlying pool of assets. The issuer of commercial paper bears the direct risk of prepayment on the receivables constituting the underlying pool of assets.

In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees and over-collateralization.

Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Asset-Backed Securities. The Fund may invest in asset-backed securities as a non-principal investment strategy. These types of securities represent a direct or indirect participation in, or are secured by and payable from, pools of assets, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. These securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in the Fund's portfolio. Prepayments are affected by the level of interest rates and other factors, including general economic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund's yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

If the Fund purchases asset-backed securities that are "subordinated" to other interests in the same pool, the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool's underlying assets may have a similar effect on subordinated securities. A pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Variable Rate Demand Notes. The Fund may invest in variable rate demand notes ("VRDNs") as a non-principal investment strategy. VRDNs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are generally adjustable at intervals ranging from daily to one year. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Fund also may invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. The Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, the Fund may invest in such VRDNs, the issuers or underlying institutions of which the Investment Manager believes are creditworthy and satisfy the quality requirements of the Fund. The Investment Manager periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed-income securities. Some VRDNs have minimum or maximum rates, or maximum rates set by state law, which limit the degree to which interest on such VRDNs may fluctuate; to the extent they do increases or decreases in value may be somewhat lesser than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.

Exchange-Traded Notes. The Fund may invest in exchange-traded notes ("ETNs") as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Fund will generally invest in ETNs which are linked to commodities indexes. The Fund's investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

Short Sales. The Fund may engage in short sales of securities as a non-principal part of its overall portfolio management strategy. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. At the time a short sale is effected, the Fund incurs an obligation to replace the borrowed security at its price at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. If the price of the security sold short increases between the time of the short sale and time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, it the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs incurred in effecting the short sale.

Until the security is replaced, the Fund may be required to pay the lender amounts equal to any dividend or interest which accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until the Fund closes its short position or replaces the borrowed security, the Fund will (a) maintain cash or liquid securities at such levels that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short, or (b) otherwise cover the Fund's short position.

Swap Agreements. The Fund may invest in swap agreements as a non-principal investment strategy. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon measures such as prices, interest rates or indices. The nominal amount on which these cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, a swap agreement has a fixed maturity date that is agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Futures and Options on Futures. The Fund may invest in futures contracts and options on futures contracts as a non-principal investment strategy. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. The Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when the Fund invests in futures contracts, it will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.

The Fund may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund's return. No price is paid upon entering into futures contracts. Instead, the Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as "marked to market"). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.

Zero Coupon Bonds. As a non-principal investment strategy, the Fund may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The "original issue discount" on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Fund nevertheless intends to distribute amounts of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss.

Pay-In-Kind Bonds. The Fund may invest in pay-in-kind bonds as a non-principal investment strategy. These are securities which, at the issuer's option, pay interest in either cash ror additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

REITs. The Fund may invest in real estate investment trusts ("REITs") as a non-principal investment strategy. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through the Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Privatizations. As a non-principal investment strategy, the Fund may invest in "privatizations" -foreign governmental programs of selling interests in government-owned or -controlled enterprises - which may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for their participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

Special Situations. As a non-principal investment strategy, theFund may invest in "special situations" - joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles. The Fund believes that carefully selected special situations could enhance their capital appreciation potential. The Fund also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Fund to invest directly. Investments in special situations may be illiquid, as determined by the Investment Manager based on criteria reviewed by the Board.

Forward Foreign Currency Contracts. As a non-principal investment strategy, the Fund may enter into forward foreign currency contracts. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximately equal to the value of some or all of the securities of the Fund denominated in such foreign currency.

By entering into forward foreign currency contracts, the Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize gains or losses from currency transactions. The Fund will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

Options on Securities, Securities Indices and Currencies. As a non-principal investment strategy, the Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which the Fund may invest. The Fund also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

The Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. The Fund normally will purchase put options in anticipation of a decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle the Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.

The Fund may purchase and sell options traded on U.S. and foreign exchanges. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although the Fund does not currently intend to do so, it may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves the Fund's giving another party, in return for a premium, the right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, the Fund's ability to sell the underlying security is limited while the option is in effect unless the Fund effects a closing purchase transaction.

The Fund also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, the Fund will cause its custodian to segregate cash, cash equivalents, Government Securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. The Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of the Fund's total assets. The Fund's Underlying Funds may be subject to different restrictions.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund' option orders.

Repurchase Agreements. The Fund may engage in repurchase agreements as a non-principal investment strategy. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. The Investment Manager will enter into repurchase agreements on behalf of the Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Board. These guidelines currently permit the Fund to enter into repurchase agreements with any bank the Investment Manager may recommend if it determines such bank to be creditworthy. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. The Investment Manager will monitor compliance with this requirement.

Under all repurchase agreements entered into by the Fund, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor. Repurchase agreements, in some circumstances, may not be tax-exempt.

Lending of Portfolio Securities. As a non-principal investment strategy, the Fund may lend its portfolio securities in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Investment Manager. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, Government Securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. The Fund may pay reasonable administrative and custodial fees in connection with a loan and will generally pay a negotiated portion of the income earned on the cash to the placing broker. Loans are subject to termination at the option of the Fund or the borrower at any time. Upon such termination, the Fund is entitled to obtain the return of the securities loaned within five business days.

For the duration of the loan, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will continue to retain any voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Investment Manager to be creditworthy, and when, in the judgment of the Investment Manager, the income which can be earned currently from such loans justifies the attendant risk.

Standby Commitments and Put Transactions. The Fund reserves the right to engage in standby commitments and put transactions as a non-principal investment strategy. The Investment Manager has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities.

The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Fund would limit its put transactions to institutions which the Investment Manager believes present minimum credit risks, and the Investment Manager would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the puts by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put, the Fund could seek to negotiate terms for its extension. If such a renewal cannot be negotiated on terms satisfactory to the Fund, it could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put.

Eurodollar Certificates of Deposit and Foreign Securities. The Fund may invest in Eurodollar certificates of deposit and foreign securities as a non-principal investment strategy. Before investing in Eurodollar certificates of deposit, the Fund will consider their marketability, possible restrictions on international currency transactions, and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks, and associated income may be subject to the imposition of foreign taxes, including withholding taxes.

Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political, and legal developments, as described above. All such securities will be U.S. dollar denominated.

Tax Exempt Commercial Paper. The Fund may invest in tax-exempt commercial paper as a non-principal investment strategy. Tax exempt commercial paper is an unsecured short-term obligation issued by a government or political sub-division.

U.S. Government Agency Obligations. The Fund may invest in U.S. agency obligations as a non-principal investment strategy. Various agencies of the U.S. Government issue obligations, including but not limited to the Federal Home Loan Bank ("FHLB"), the Student Loan Marketing Association, the Export/Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Fund may purchase securities guaranteed by GNMA which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, FHLB, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (i.e., GNMA), others are supported by the right of the issuer to borrow from the Treasury. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. Treasury Obligations. As a non-principal investment strategy, the Fund may invest in U.S. Treasury Obligations, which consist of bills, notes and bonds issued by the U.S. Treasury as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS"), that are transferable through the federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

When-Issued Securities. The Fund may invest in when-issued securities as a non-principal investment strategy. These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed; in that case there could be an unrealized loss at the time of delivery. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, it may dispose of a when-issued security or forward commitment prior to settlement if the Investment Manager deems it appropriate to do so.

Borrowing Policy. The Fund may not borrow money except as a temporary measure for extraordinary purposes or for ordinary needs for overdraft protection, and then only in an amount up to one third of the value of the Fund's total assets in order to meet redemption requests without immediately selling any portfolio securities. The Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. The Fund's Underlying Funds may be subject to different policies, other than the percentage limitation. If for any reason the current value of the total assets of the Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.


Concentration. As a matter of fundamental policy (see "Investment Restrictions of the Fund" below) the Fund may not concentrate (i.e., invest more than 25% of the Fund's net assets) in any industry, except that the Fund may invest more than 25% of the Fund's net assets in the securities of other registered investment companies and securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will consider the investments of each Affiliated Underlying Fund, in addition to the direct investments by the Fund, to determine that in the aggregate no more than 25% of the Fund's net assets is invested in any industry. If the Fund invests in any unaffiliated fund that is concentrated in any industry, the Fund will also consider the investments of that unaffiliated fund to determine that in the aggregate no more than 25% of the Fund's net assets is invested in any industry. Generally, the Fund expects that any such concentrated unaffiliated fund would be designed to track an index, which the Fund would use to determine the concentrated unaffiliated fund's sector allocation. Because the Fund has the ability to invest in concentrated funds, from time to time it may become concentrated in an industry, which will subject the Fund to losses arising from adverse developments with respect to that industry to a greater extent than if the Fund were not concentrated. If the Fund were to become inadvertently concentrated, the Fund will take corrective action to ensure compliance with its concentration policy.




                       INVESTMENT RESTRICTIONS OF THE FUND

The following investment restrictions apply to the Fund. The Fund's Underlying Funds are subject to different investment restrictions.

FUNDAMENTAL POLICIES

Except as otherwise indicated, the following investment limitations are fundamental policies of the Fund and may not be changed without shareholder approval. The Fund may not:

1. Change its classification from a diversified fund (which means that it may not, with respect to at least 75% of its total assets, invest more than 5% of its total assets invested in the securities of one issuer (and not more than 10% of the outstanding voting securities of such issuer), plus cash, Government securities, and securities of other investment companies) to a non-diversified fund.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. The Fund may only borrow money from banks. To the extent that its borrowings exceed 5% of its total assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii) asset coverage of at least 300% is required.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase or sell real estate or physical commodities, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), or special situations, such as limited partnerships, that may invest in real estate or commodities.

5. Issue senior securitries (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

8. Concentrate (i.e., invest more than 25% of the Fund's net assets) in any industry, except that the Fund may invest more than 25% of the Fund's net assets in the securities of other registered investment companies and securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

The following policies are non-fundamental and may be changed by the Board without a vote of shareholders.

The Fund may not:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing, in an amount not exceeding 33 1/3% of the value of the Fund's total assets.

2. Invest in companies for the purpose of exercising control.

3. Purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) apply at the time of purchase. If, subsequent to the Fund's purchase of an illiquid security, more than 15% of the Fund's net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such holding so that the above set-forth limit will not be exceeded.

           INVESTMENT RESTRICTIONS OF THE AFFILIATED UNDERLYING FUNDS

The following investment restrictions apply to the Affiliated Underlying Funds (i.e., the CNI Charter Corporate Bond Fund, CNI Charter Government Bond Fund and CNI Charter High Yield Bond Fund).

FUNDAMENTAL POLICIES

No Affiliated Underlying Fund may:

1. With respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its total assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii) asset coverage of at least 300% is required.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Except as otherwise indicated, these investment limitations and the investment limitations in each prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

NON-FUNDAMENTAL POLICIES

No Affiliated Underlying Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2. Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and
(iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or an order of exemption therefrom.

5. Purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) apply at the time of purchase. If, subsequent to a Fund's purchase of an illiquid security, more than 15% of the Fund's net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such holding so that the above set-forth limit will not be exceeded. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.



          INVESTMENT RESTRICTIONS OF THE UNAFFILIATED UNDERLYING FUNDS

Each unaffiliated Underlying Fund will have its own investment policies, and may pursue investment strategies to the fullest extent permitted by the 1940 Act. For example, under the 1940 Act, a registered investment company may borrow money from a bank (in an amount not exceeding 33 1/3% of the value of its total assets), make loans (if less than 33 1/3% of its total assets would be loaned to other parties), purchase derivatives, enter into forward currency transactions, futures contracts, and options transactions, purchase restricted and illiquid securities, purchase securities on a when-issued or delayed delivery basis, enter into repurchase or reverse repurchase agreements, and engage in various other investment practices, all of which entail various risks.

                             MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with CNAM, Inc., the investment adviser to the Fund and the CNI Funds or CCM Advisors, LLC ("CCM Advisors"), the investment adviser to the AHA Funds, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant period. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment adviser, administrator or distributor. Each

Trustee other than Vernon C. Kozlen is a "disinterested person" of the Trust, as defined in the 1940 Act (each, an "Independent Trustee," and collectively, the "Independent Trustees").

                              INDEPENDENT TRUSTEES

Name                  Position  Term of    Principal               Number of     Other Directorships
Address               with      Office*    Occupation for the      Portfolios    Held by Trustee
Age                   the       and        Past Five Years         in Fund
                      Trust     Length                             Complex
                                of Time                            Overseen by
                                Served                             Trustee
----------------------------------------------------------------------------------------------------
Irwin G. Barnet,      Trustee   Since      Attorney and partner,   16            None
Esq.**                          1999       Reed Smith LLP, a law
Reed Smith LLP                             firm (2003-present).
1901 Avenue of the                         Attorney and
Stars, #700                                principal, Crosby,
Los Angeles,                               Heafey, Roach & May
California  90067                          P.C., a law firm
Age: 68                                    (2000-2002 ).
                                           Attorney and
                                           principal, Sanders,
                                           Barnet, Goldman,
                                           Simons & Mosk, a law
                                           firm (1980-2000).


Victor Meschures      Trustee   Since      Certified Public        16            None
Meschures, Campeas,             1999       Accountant,
Thompson, Snyder                           Meschures, Campeas,
and Pariser, LLP                           Thompson, Snyder
8383 Wilshire                              and Pariser, LLP,
Boulevard, Suite 500                       an accounting firm
Beverly Hills, CA                          (1964-present).
90211
Age: 68


William R. Sweet      Trustee   Since      Retired. Executive      16            None
81 Mt. Tiburon Road             1999       Vice President,
Tiburon,                                   Union Bank of
California  94920                          California
Age: 69                                    (1985-1996).


James Wolford***      Trustee   Since      Chief Financial         16            None
CNI Charter Funds               1999       Officer, Bixby Land
400 North Roxbury                          Company, a real
Drive                                      estate company
Beverly Hills,                             (2004-present).
California 90210                           Regional Financial
Age: 51                                    Officer, AIMCO, a
                                           real estate
                                           investment trust
                                           (2004). Chief
                                           Financial Officer,
                                           DBM Group, a direct
                                           mail marketing
                                           company
                                           (2001-2004). Senior
                                           Vice President and
                                           Chief Operating
                                           Officer, Forecast
                                           Commercial Real
                                           Estate Service,
                                           Inc. (2000-2001).
                                           Senior Vice
                                           President and Chief
                                           Financial Officer,
                                           Bixby Ranch Company
                                           (1985-2000).

* Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.

** During 2004 and 2005, Mr. Barnet's law firm, Reed Smith LLP, provided legal services to CNB and City National Corporation (CNB's parent company). In 2004, the firm billed approximately $70,140 for these services. In 2005, the firm billed approximately $24,823 for these services. In 2006, no fees were billed to or collected from CNB or City National Corporation by the firm. The other Independent Trustees have determined that Mr. Barnet should continue to be classified as a "disinterested person" of the Trust, as defined in the 1940 Act, because of his limited participation in such services, which do not involve the Trust, and because of his minimal interest in such fees (which was substantially less than $60,000).

*** Bixby Land Company, of which Mr. Wolford is the Chief Financial Officer, currently has a $40 million revolving line of credit with CNB at an interest rate of 0.75% less than the prime rate, which expires in June 2007. The Company's outstanding balance was $35.0 million as of December 31, 2006. In addition the Company has an $80 million unsecured and one-time revolving acquisition facility priced at 0.75% less than the prime rate, which has a maturity date of August 8, 2009. There was no outstanding balance on this line as of December 31, 2006. The Company also has a $10 million loan at an interest rate of 5.84% from CNB secured by an office building located in San Diego, which expires in 2012, and a $6.46 million construction loan at an interest rate of 0.50% less than the prime rate, with an outstanding balance of $6.0 million as of December 31, 2006. The loan is to finance the construction of an industrial building in Redlands, California, and is due September 2007. The Company also has a $17.3 million construction loan at an interest rate of 0.50% less than the prime rate to finance construction of another industrial building in Redlands, California. The loan matures in August 2009, and the balance on the loan at December 31, 2006 was $7.66 million. The other Independent Trustees have determined that Mr. Wolford should continue to be classified as a "disinterested person" of the Trust, as defined in the 1940 Act, because CNB's existing loans to the Company were made in the ordinary course of business and because of the minimal benefits of the loans to Mr. Wolford.


                               INTERESTED TRUSTEE

Name                  Position  Term of    Principal               Number of     Other Directorships
Address               with      Office*    Occupation for the      Portfolios    Held by Trustee
Age                   the       and        Past Five Years         in Fund
                      Trust     Length                             Complex
                                of Time                            Overseen by
                                Served                             Trustee
----------------------------------------------------------------------------------------------------
Vernon C. Kozlen**    Trustee   Since      President and Chief     16            None
CNI Charter Funds               May 2007   Executive Officer,
400 N. Roxbury                             CNI Charter Funds
Drive                                      (2000-2007).
Beverly Hills, CA                          Executive Vice
90210                                      President and
Age: 63                                    Director of Asset
                                           Management
                                           Development, CNB
                                           (1996-2007).
                                           Director, Reed,
                                           Conner & Birdwell
                                           LLC (2000-present),
                                           and Convergent
                                           Capital Management,
                                           LLC (2003-present).
                                           Chairman of the
                                           Board, CNAM, Inc.
                                           (2001-2005).
                                           Chairman of the
                                           Board, City
                                           National
                                           Securities, Inc.
                                           (1999-2005).
                                           Director, CNAM,
                                           Inc. (2001-2006),
                                           and City National
                                           Securities, Inc.
                                           (1999-2006).

* Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.

** Mr. Kozlen is an "interested person" of the Trust, as defined in the 1940 Act, by virtue of position with CNB, the parent company of CNAM, Inc., until March 2007.



                                    OFFICERS

Name                    Position with    Term of         Principal Occupation for the
Address                 the Trust        Office* and     Past Five Years
Age                                      Length of
                                         Time Served
----------------------------------------------------------------------------------------------------
Timothy D. Barto        Vice             Since 2000      Attorney, Vice President and Assistant
SEI Investments         President and                    Secretary of SEI Investments (1999-
One Freedom Valley      Assistant                        Present). Vice President and Assistant
Drive                   Secretary                        Secretary of Administrator
Oaks, Pennsylvania                                       (1999-Present). Officer of various
19456                                                    investment companies administered by
Age: 38                                                  Administrator (1999-2004). Assistant
                                                         Secretary of the Distributor
                                                         (2003-2004). Vice President of the
                                                         Distributor (1999-2004).


Eric Kleinschmidt       Controller       Since 2005      Director of Funds Accounting, SEI
SEI Investments         and Chief                        Investments (2004-Present).  Manager of
One Freedom Valley      Operating                        Funds Accounting, SEI Investments
Drive                   Officer                          (1999-2004).
Oaks, Pennsylvania
19456
Age: 38


Richard D. Byrd         President and    Since May 2007  Executive Vice President, CNB
City National Bank      Chief                            (2005-Present).  Chairman of the Board,
400 N. Roxbury Drive    Executive                        City National Securities, Inc.
Beverly Hills, CA       Officer                          (2005-Present).  Executive Vice
90210                                                    President, Wells Fargo Bank
Age: 47                                                  (1997-2005).


Valerie Y. Lewis        Vice President   Since 2005      Chief Compliance Officer, CNAM, Inc.
City National Bank      and Chief                        (August, 2005- present). Fund Boards
400 N. Roxbury Drive    Compliance                       Specialist - Assistant Secretary,
Beverly Hills, CA       Officer                          Capital Research and Management Company
90210                                                    and Capital International, Inc.
Age: 50                                                  (1999-2005).


James Ndiaye            Vice             Since 2005      Attorney, SEI Investments Company
SEI Investments         President and                    (2004-present). Vice President, Deutsche
One Freedom Valley      Assistant                        Asset Management (2003-2004). Associate,
Drive                   Secretary                        Morgan Lewis & Bockius LLP (2000-2003).
Oaks, Pennsylvania                                       Assistant Vice President, ING Variable
19456                                                    Annuities Group (1999-2000).
Age: 38


Michael T. Pang         Vice             Since 2005      Attorney, SEI Investments Company
SEI Investments         President &                      (2005-present). Counsel, Caledonian Bank
One Freedom Valley      Assistant                        & Trust's Mutual Funds Group
Drive                   Secretary                        (2004-2005).  Counsel, Permal Asset
Oaks, Pennsylvania                                       Management (2001-2004).  Associate,
19456                                                    Schulte, Roth & Zabel's Investment
Age: 34                                                  Management Group (2000-2001).


Rodney J. Olea          Vice President   Since 2000      Senior Vice President, CNAM, Inc.
City National Bank                                       (2001-present). Senior Vice President
400 N. Roxbury Drive                                     and Director of Fixed Income, CNB
Beverly Hills, CA                                        (1994-present).
90210
Age: 41


Sofia A. Rosala         Vice             Since 2004      Vice President and Assistant Secretary,
SEI Investments         President and                    SEI Investments Fund Management
One Freedom Valley      Secretary                        (2005-present). Compliance Officer of
Drive                                                    SEI Investments (2001-2004). Account and
Oaks, Pennsylvania                                       Product Consultant, SEI Private Trust
19456                                                    Company (1998-2001).
Age: 34


Timothy G. Solberg      Vice             Since 2005      Managing Director and Chief Investment
CCM Advisors, LLC       President and                    Officer, CCM Advisors (2001-present);
190 S. LaSalle Street   Assistant                        Director of Marketing and Client
Suite 2800              Secretary                        Services, Hewitt Investment Group, a
Chicago, IL  60603                                       Division of Hewitt Associates LLC
Age: 53                                                  (1989-2001).


Susan Rudzinski         Vice President   Since May 2007  Compliance Director, Convergent Capital
CCM Advisors, LLC                                        Management, LLC (2006-present);
190 S. LaSalle Street                                    Self-employed Investment Advisory
Suite 2800                                               Compliance and Operations Consultant
Chicago, IL  60603                                       (2005-2006); Manager, Affiliate
Age: 44                                                  Contracts, The Burridge Group LLC (2003-2004)

Name                    Position with    Term of         Principal Occupation for the
Address                 the Trust        Office* and     Past Five Years
Age                                      Length of
                                         Time Served
----------------------------------------------------------------------------------------------------
Richard A. Weiss        Vice             Since 2000      President, CNAM, Inc. (2001-present).
City National Bank      President and                    Executive Vice President and Chief
400 N. Roxbury Drive    Assistant                        Investment Officer, CNB (1999-present).
Beverly Hills, CA       Secretary                        Director, City National Securities
90210                                                    (April 2003-present).  Executive Vice
Age: 46                                                  President and Chief Investment Officer.
                                                         Sanwa Bank California (1994-1999).


* Each officer serves at the pleasure of the Board of Trustees and until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

THE BOARD OF TRUSTEES

The Board of Trustees has responsibility for the overall management and operations of the Trust. The Board establishes the Trust's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.



COMMITTEES

The Board has an Audit Committee, comprised solely of the Independent Trustees. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Trust's independent registered public accounting firm, approves all auditing and other services provided to the Trust by its independent registered public accounting firm, and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Trust's financial operations. During the fiscal year ended September 30, 2006, the Audit Committee held two meetings. The Board has designated William R. Sweet and James Wolford as the Trust's "audit committee financial experts," as defined in Form N-CSR under the 1940 Act, based on the Board's review of their qualifications.

The Board has a Nominating Committee, comprised solely of the Independent Trustees. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members of the Committee. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Trustees. The Committee did not meet during the fiscal year ended September 30, 2006.

The Board has adopted the following procedures by which shareholders may recommend nominees to the Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee: beneficially owns more than 5% of the Trust's voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Trust's Secretary, and must be accompanied by the shareholder's contact information, the nominee's contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust's proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

EQUITY SECURITIES OWNED BY TRUSTEES

The following table sets forth the dollar range of equity securities of the series of the Trust (including series not included in this SAI) beneficially owned by each Trustee as of December 31, 2006.



Name of Trustee        Dollar Range of Equity         Aggregate Dollar Range of
                       Securities in each Fund        Equity Securities in All
                                                      Registered Investment
                                                      Companies Overseen by
                                                      Trustee in Family of
                                                      Investment Companies


Irwin G. Barnet        Government Money Fund          Over $100,000
                       Over $100,000


Victor Meschures       None                           None



William R. Sweet       Large Cap Growth Equity Fund   $10,001 - $50,000
                       $1 - $10,000
                       Large Cap Value Equity Fund
                       $1 - $10,000
                       RCB Small Cap Value Equity
                       Fund
                       $1 - $10,000


James Wolford                None                          None


COMPENSATION

The following tables set forth Trustee compensation for the fiscal year ending September 30, 2006.

                              INDEPENDENT TRUSTEES

  Name of Trustee         Aggregate           Pension or         Estimated      Total Compensation
                      Compensation from       Retirement          Annual      From Registrant and
                          Registrant       Benefits Accrued    Benefits Upon    Fund Complex Paid
                                              As Part of         Retirement        to Trustees
                                           Trust's Expenses
---------------------------------------------------------------------------------------------------

Irwin G. Barnet            $41,500               N/A               N/A              $41,500


Victor Meschures           $38,500               N/A               N/A              $38,500


William R. Sweet           $39,750               N/A               N/A              $39,750


James Wolford              $38,500               N/A               N/A              $38,500



INVESTMENT MANAGER

The Trust and CNB entered into an Investment Management Agreement (the "Management Agreement") dated as of April 1, 1999 regarding the Trust. The Management Agreement was effective as to certain of the CNI Funds subsequent to that date. On May 10, 2001, CNAM, Inc., a wholly owned subsidiary of CNB, became the investment adviser to the Trust, and the Management Agreement between CNB and the CNI Charter Funds, and the obligations of CNB contained in the Management Agreement, were assumed by CNAM, Inc.. CNAM, Inc. employs the same investment personnel that managed the Fund under CNB. Effective October 1, 2007, the Management Agreement was amended to include the Fund.

The Investment Manager provides a continuous investment program of general investment and economic advice regarding the Fund's and the CNI Funds' investment strategies, manages the Fund's and the CNI Funds' investment portfolios and provides other services necessary to the operation of the Fund, the CNI Funds and the Trust. As of December 31, 2006, the Investment Manager had approximately $5.2 billion in assets under management. CNB, founded in the early 1950s, is a federally chartered commercial bank that has with its affiliates approximately $48.6 billion in assets under administration as of December 31, 2006. CNB is a wholly-owned subsidiary of City National Corporation ("CNC"), a New York Stock Exchange listed company.

The fees payable under the Management Agreement, and any fee waiver or expense reimbursement arrangements, with respect to the Fund are described in the Prospectuses.

The Management Agreement provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement with respect to the Fund is in effect for a two-year term (the "Initial Term") from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement with respect to the Fund may be terminated at any time upon 60 days' notice by either party or by a vote of a majority of the outstanding shares of the Fund, and will terminate automatically upon its "assignment" (as such term is defined in the 1940 Act).

The Investment Manager provides the Fund with investment management services, which may include the selection, appointment, and supervision of any sub-adviser to the Fund. In accordance with an exemptive order from the SEC, the Investment Manager may from time to time with the approval of the Board of Trustees change a sub-adviser according to certain procedures without soliciting shareholders' approval.

Any reductions made by the Investment Manager in its fees from the Fund are subject to reimbursement by the Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitations. The Investment Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year. The Investment Manager's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Investment Manager must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable, but the full amount of the potential liability will appear in a footnote to the Fund's financial statements. At such time as it appears probable that the Fund is able to effect such reimbursement, that the Investment Manager intends to seek such reimbursement and that the Board has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

The Investment Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies.

The use of the name "CNI Charter" by the Trust and by the Fund is pursuant to the consent of the Investment Manager, which may be withdrawn if the Investment Manager ceases to be the investment adviser of the Trust or the Fund, respectively.

A summary of the Board's considerations associated with its approval of the Management Agreement with respect to the Fund will be included in the Trust's Annual Report for the fiscal year ended September 30, 2007.

PORTFOLIO MANAGERS

Information regarding CNAM, Inc. is contained in the Fund's Prospectuses under "Management of the Fund." Following is information with respect to each person who is primarily responsible for the day-to-day management of the Fund's portfolio (a "portfolio manager"), as identified in the Fund's Prospectuses: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager's compensation structure and (iii) the dollar range of the portfolio manager's investments in the Fund. All information provided below is as of March 31, 2007.

The compensation received from CNB by all CNAM, Inc. employees, including each of the portfolio managers listed below, consists of base cash salaries and annual cash bonuses based on the investment professional's assigned portfolios' investment performance, his/her contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB's investment division's activities. Investment professionals are also eligible to participate in CNC's stock option program, which provides for an annual stock grant based on individual performance, and corporate profit sharing program, which is a qualified defined contribution plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his or her pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions ("employer contributions") each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB.

The individuals with responsibility for managing the Fund are Barbara Bruser and William Miller. Ms. Bruser and Mr. Miller manage the following accounts:

Ms. Bruser:

     Type of Accounts          Total      Total Assets   # of Accounts Managed   Total Assets with
     ----------------          # of        (millions)            with            Performance-Based
                             Accounts                      Performance-Based        Advisory Fee
                              Managed                         Advisory Fee           (millions)
                             ---------    ------------   ---------------------   ------------------


Registered Investment            0             $0                  0                     $0
Companies:


Other Pooled Investment          0             $0                  0                     $0
Vehicles:


Other Accounts:                 146          $470.5                0                     $0

Mr. Miller:

     Type of Accounts          Total      Total Assets   # of Accounts Managed   Total Assets with
     ----------------          # of        (millions)            with            Performance-Based
                             Accounts                      Performance-Based        Advisory Fee
                              Managed                         Advisory Fee           (millions)
                             ---------    ------------   ---------------------   -----------------


Registered Investment            2            $82.8                0                     $0
Companies:


Other Pooled Investment          0             $0                  0                     $0
Vehicles:


Other Accounts:                  67          $554.1                0                     $0


Neither Ms. Bruser nor Mr. Miller owns any shares of the Fund.



Potential Conflicts of Interest in Portfolio Management

Portfolio managers who have day-to-day management responsibilities with respect to more than one series of the Trust (a "fund") or other account (on behalf of CNB, CNAM, Inc.'s parent company, by which each CNAM, Inc. portfolio manager is dually employed) may be presented with several potential or actual conflicts of interest.

First, the management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. In approving the Management Agreement, the Board of Trustees was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the applicable fund, and that the Investment Manager seeks to manage such competing interests for the time and attention of portfolio managers. In addition, most other accounts managed by each identified portfolio manager are managed using the same investment models that are used in connection with the management of the applicable fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts of the Investment Manager. To deal with these situations, the Investment Manager has adopted procedures for allocating portfolio transactions across multiple accounts, which generally provide for pro rata allocation.

With respect to securities transactions for the Fund, the Investment Manager determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the portfolio manager may be limited by clients with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

The appearance of a conflict of interest may also arise where a portfolio manager has an incentive, such as a higher management fee, which relates to the management of one or more, but not to all, accounts with respect to which the portfolio manager has day-to-day management responsibilities. For example, the portfolio manager may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Investment Manager (or CNB) receives a higher fee.

The Fund may invest in affiliated funds (i.e., the CNI Funds or the AHA Funds, for which the Investment Manager or its affiliate serves as investment adviser), and a conflict of interest could arise when, under certain circumstances, the Investment Manager's investment decisions with respect to the Fund could negatively affect Affiliated Underlying Funds. For instance, the Fund may purchase and redeem shares of an Affiliated Underlying Fund at a time which may require the Affiliated Underlying Fund to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Affiliated Underlying Fund's transaction costs and accelerate the realization of taxable income by its shareholders if sales of securities resulted in gains.

In addition, as the Investment Manager and its affiliate serve as investment adviser to a number of affiliated funds, each of which is eligible for investment by the Fund, a conflict of interest may arise in connection with the increased incentive for the Fund's portfolio managers to invest in affiliated funds, which could generate increased revenues for the Investment Manager, rather than unaffiliated funds.

If the Fund were to invest in an affiliated fund, the Trustees and officers of the Trust, each of which serves in the same position with respect to, and has a fiduciary duty to, the Fund and the Affiliated Underlying Funds, may face a conflict of interest if the interests of the Fund and of the Affiliated Underlying Fund were ever to become divergent. The Trustees of the Trust believe they have structured the Fund to avoid these concerns. However, conceivably a situation could occur where proper action for the Fund could be adverse to the interests of an Affiliated Underlying Fund, or the reverse could occur. If such a possibility arises, the Trustees and officers of the Trust and the Investment Manager will carefully analyze the situation and take all steps they believe reasonable to minimize, and where possible eliminate, the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as is possible, these concerns.

The Trust and the Investment Manager have adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

ADMINISTRATOR

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two (2) years each, unless terminated by mutual agreement, by either party on not less than 60 days' prior written notice to the other party, upon the liquidation of the Fund with respect to that Fund, upon the liquidation of the Administrator, or upon 45 days' written notice following an uncured material breach.

The Administrator is entitled to fees calculated based upon the aggregate average daily net assets of the Trust ("Assets") as follows: .065% of the not exceeding $2.5 billion; .045% of Assets exceeding $2.5 billion but not exceeding $5 billion; and 0.025% of Assets exceeding $5 billion. Each series of the Trust is subject to a minimum fee of $90,000. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a series' shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion.

The Administrator, a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

PRINCIPAL DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to shares of the Fund. The Distribution Agreement is renewable annually by approval of the Board of Trustees and of the Independent Trustees. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor. The Distributor receives distribution fees pursuant to the Distribution Plan on behalf of Class A shares of the Fund and expects to reallow substantially all of the fees to broker-dealers and service providers, including affiliates of CNAM, Inc. (which receive a significant portion of these fees), that provide distribution-related services. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

TRANSFER AGENT

Pursuant to a transfer agency agreement, SEI Investments Management Corporation (d.b.a. SEI Institutional Transfer Agency) (the "Transfer Agent"), a wholly owned subsidiary of SEI Investments located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as transfer agent for the Trust.

CUSTODIAN

Pursuant to a custodian agreement, U.S. Bank, N.A. located at 50 South 16th Street, Philadelphia, Pennsylvania 19102, serves as the custodian (the "Custodian") of the Trust's assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND REPORTS TO SHAREHOLDERS

The Trust's independent registered public accounting firm, KPMG LLP, audits and reports on the annual financial statements of the Fund and reviews the Fund's federal income tax returns. KPMG

LLP may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of KPMG LLP is 1601 Market Street, Philadelphia, Pennsylvania 19103.

LEGAL COUNSEL

The validity of the shares of beneficial interest offered hereby will be passed upon by Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071.


                             PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the objectives of the Fund; invest money obtained from the sale of the Fund's shares; reinvest proceeds from maturing, or the sale of, portfolio securities; and meet redemptions of the Fund's shares. Portfolio transactions may increase or decrease the returns of the Fund depending upon management's ability correctly to time and execute them.

The Investment Manager, in effecting purchases and sales of portfolio securities for the accounts of the Fund, seeks to obtain best execution under the circumstances then prevailing. Subject to the supervision of the Board, the Investment Manager generally selects broker-dealers for the Fund primarily on the basis of the quality and reliability of services provided, including but not limited to execution capability and financial responsibility. The Investment Manager annually performs a formal review of the broker-dealers used by it with respect to the Fund, and performs informal reviews of the broker-dealers on an on-going basis.

While the Fund's general policy is to seek to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish research, brokerage and statistical services to the Fund or to the Investment Manager, even if the specific services were not provided just to the Fund and may be lawfully and appropriately used by the Investment Manager in advising other clients. The Investment Manager considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the Management Agreement to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to the Fund or assist the Investment Manager in carrying out its responsibilities to the Fund or to other discretionary advisory clients of the Investment Manager.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as marketmakers will include the spread between the bid and asked prices.

Investment decisions for the Fund are reached independently from those for other accounts managed by the Investment Manager. Such other accounts may also make investments in instruments or securities at the same time as the Fund. On occasions when the Investment Manager determines the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities` so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Fund and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the Fund.

The Fund does not direct securities transactions to broker-dealers in recognition of the sale of Fund shares. However, broker-dealers who execute brokerage transactions for the Fund may effect purchases of shares of the Fund for their customers. The Fund does not use the Distributor to execute its portfolio transactions.

                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Fund receives income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in their operations, is the Fund's net investment income, substantially all of which will be declared as dividends to the Fund's shareholders.

The Fund may also derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years) will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund's shares may have been held by the shareholders.

The amount of dividend payments by the Fund depends on the amount of net investment income and net capital gains received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay "interest" or guarantee any fixed rate of return or minimum rate of return on an investment in their shares.

For federal income tax purposes, distributions are taxable as to shareholders to the extent of the Fund's earnings and profits. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces a shareholder's tax basis in his or her shares; any such distributions in excess of his or her basis are treated as gain from the sale of such shares.

Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain distributions will be taxable as long-term capital gains. Similarly, for calendar years 2003 through 2010, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met. Long-term capital gain rates for individuals have been temporarily reduced to

15% (with lower rates for individuals in the 10% and 15% rate brackets) for (i) "qualified dividend income" distributions, (ii) capital gain distributions derived from sales of portfolio securities after May 5, 2003, and on or before December 31, 2008, and (iii) for sales of Fund shares during such period. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income; such distributions will not qualify for any reduced tax rates otherwise available to corporate dividends.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment. Any dividend or distribution per share paid by the Fund reduces the Fund's net asset value per share on the ex-dividend date by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as a capital gain, either short-term or long-term, depending on the length of time the shareholder has held the shares.

Dividends and other distributions will be reinvested in additional shares of the Fund unless the shareholder has otherwise indicated. If cash payment is requested, checks will normally be mailed on the Business Day following the dividend reinvestment date. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

Your dividends begin to accrue on the day of purchase for shares bought if purchased before 4:00 P.M. (Eastern time). Your dividends begin to accrue on the following day for shares purchased after this cut-off time. We will not credit you with dividends for shares on the day you sell them.

FEDERAL INCOME TAXES

It is the policy of the Fund to qualify for taxation, and to elect to be taxed, as a "regulated investment company" by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the Fund will distribute each year substantially all of its investment company taxable income (if any) and its net exempt-interest income (if any), and will seek to distribute each year substantially all of its net capital gains (if any) and meet certain other requirements. Such qualification relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed. By following this policy, the Fund expects to eliminate or reduce to a nominal amount the federal income tax to which they are subject.

In order to qualify as a regulated investment company, the Fund must, among other things, annually (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to their business of investing in stocks, securities or currencies, and
(2) diversify holdings so that at the end of each quarter of its taxable years
(i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items (including receivables) Government Securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than Government Securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. If the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that the Fund distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, the Fund must distribute annually at least (1) 90% of its "investment company taxable income" (as that term is defined in the Code), and (2) 90% of the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable years. The Fund intends to make sufficient distributions to shareholders to meet these requirements.

If the Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) at least 98% of its (1) ordinary income for such year; and (2) capital gain net income for the one-year period ending on October 31 of that calendar year (or later if the Fund is permitted so to elect and so elects), plus any undistributed ordinary income or capital gain from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends generally to make distributions sufficient to avoid imposition of this excise tax.

Any distributions declared by the Fund in October, November, or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year declared. The Fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

Any distributions by the Fund of long-term capital gain and "qualified dividend income," properly designated as such, will be taxable to the shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

The Fund may engage in investment techniques that may alter the timing and character of the Fund's income. The Fund may be restricted in its use of these techniques by rules relating to qualifying as a regulated investment company.

The Fund may invest in some VRDNs that have a feature entitling the purchaser to resell the securities at a specified amount (a "put option"). In 1982, the Internal Revenue Service (the "IRS") issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company would be the owner of tax-exempt municipal obligations acquired with a put option. The IRS also has issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The last such ruling was issued in 1983. The IRS subsequently announced that it would not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the securities, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment or a similar put right and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends (at the fourth lowest individual income tax rate, currently 28% for amounts paid through 2010 and 31% for amounts paid after December 31, 2010) paid to any shareholder (1) who fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) who provides an incorrect taxpayer identification number; (3) who is subject to withholding for failure to properly report to the IRS all payments of interest or dividends; or (4) who fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Regulations affect the application to non-U.S. investors of the back-up withholding and withholding tax rules. In some circumstances, these rules increase the certification and filing requirements imposed on non-U.S. investors in order to qualify for exemption from the back-up withholding tax, and exemption from, or a reduced rate of U.S. withholding tax under tax treaties. Non-U.S. investors should consult their tax advisers with respect to the potential application of these regulations.

Distributions of net investment income and net realized capital gains by the Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

The Fund may receive dividend distributions from U.S. corporations. To the extent that the Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations. As stated above, individual shareholders may be entitled to the use of maximum long-term capital gains rates on distributions of "qualified dividend income."

The Fund may from time to time use "equalization accounting" in determining the portion of its net investment income and/or capital gains that has been distributed. If the Fund elects to use equalization accounting, it will allocate a portion of its net investment income and/or realized capital gains to redemptions of Fund shares, which will reduce the amount of such income and capital gains that the Fund is required to distribute under the distribution requirements of the Code. The IRS has not published clear guidance concerning the methods to be used in allocating investment income and capital gains to the redemption of shares. If the IRS determines that the Fund is using an improper method of allocation and that it has under-distributed its net investment income and/or capital gains for any taxable year, the Fund may be liable for additional federal income tax, interest and penalties. This additional tax, interest and penalties could be substantial. In addition, shareholders of the Fund at the time of such determination may receive an additional distribution of net investment income and/or capital gains.

If a shareholder sells its shares of the Fund within 6 months after the shares have been purchased by such shareholder, and to the extent the shareholder realizes a loss on the sale of the shares, the shareholder will not be able to recognize such a loss to the extent that tax-exempt interest dividends have been paid with respect to their shares. If a shareholder sells shares of the Fund within 6 months after the shares have been purchased by such shareholder, any losses realized by the shareholder on such a sale will be treated as long-term capital losses to the extent that the shareholder has received a long-term capital gain dividend distribution with respect to its shares of the Fund.

Under Treasury regulations, if a shareholder realizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.
Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

If more than 50% in value of the total assets of the Fund at the end of its fiscal year is invested in stock or other securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of any foreign income taxes paid by the Fund, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns. If 50% or less in value of the Fund's total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign income taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund.

The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. The Fund may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that the Fund derives from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, the Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. The Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the Fund will either (i) elect to treat the PFIC as a "Qualified Electing Fund" under Code Section 1295 or (ii) elect to "mark-to-market" the stock of such PFIC under Code Section 1296. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Fund may incur the PFIC tax in some instances.

The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally are subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Among the recent changes in U.S. federal tax law is a new exemption under which U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004, and before January 1, 2008. Again, this applies unless the recipient is a resident alien. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the U.S. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by the Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the U.S. federal income tax treatment.

The information above is only a summary of some of the tax considerations generally affecting the Fund and their shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders' tax situations. Investors should consult their own tax advisors to determine the suitability of the Fund and the applicability of any state, local, or foreign taxation. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof.

                             SHARE PRICE CALCULATION

The net asset value per share of the Fund is calculated as follows: all Fund liabilities incurred or accrued are deducted from the valuation of the Fund's total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share. The net asset value per share of each Underlying Fund is calculated as described in its prospectus and statement of additional information.

In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date. If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Prices for securities traded on a securities exchange are provided daily by recognized independent pricing agents. The reliability of the valuations provided by the independent, third-party pricing agents are reviewed daily by the Administrator.

These third-party pricing agents may employ methodologies, primarily regarding debt securities, that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost that approximates fair market value.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator obtains a bid price from an independent broker who makes a market in the security. The Investment Manager supplies the Administrator with the appropriate broker contact, and to ensure independence the Administrator obtains the quote directly from the broker each day.

Foreign securities owned by the Fund are valued at the closing prices (as determined prior to the Fund's determination of net asset value) on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates.

Valuation corrections are required where variations in net asset value are the result of mathematical mistakes, the misapplication of accounting principles, misjudgments in the use of fact, and failure to reflect market information that was known or should have been known. Valuation corrections require prospective actions, and may require retroactive actions if the net asset value variation is material. Valuation corrections that require retroactive action will be reported to the Board of Trustees.

The Administrator has primary operational responsibility for the operation of the valuation process. The Administrator uses several systems to monitor the pricing data supplied by various sources. These reports are reviewed daily. Any identified discrepancies are researched and resolved in accordance with these procedures. All discrepancies identified by the price flagging systems, and the resolution and verification steps taken by the Administrator, are documented and retained as part of the Fund's daily records.

To ensure that the independent broker continues to supply a reliable valuation, at least once per week the Administrator provides the broker supplied value to the Investment Manager for review and approval. In addition, the Investment Manager will consult with the Administrator in the event of a pricing problem, participate on the Fair Value Committee, and shall notify the Administrator in the event it discovers a pricing discrepancy. Under no circumstances may the Investment Manager determine the value of a portfolio security outside of the established pricing framework.

If current market quotations are not readily available, the Trust's Fair Value Committee will determine the security's value using Fair Value Procedures established by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates net asset value, the Fair Value Committee will determine the security's fair value. In making a good faith determination of the value of the security, the Committee will consider the Investment Manager's valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors.

                                DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the "Plan") applicable to Class A shares of the Fund in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board has determined that the Plan is in the best interests of the Fund's shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto ("Qualified Trustees"). The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund or class affected. All material amendments to the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan provides that the Trust will pay the Distributor a fee of up to 0.25% of the average daily net assets of the Fund's Class A shares that the Distributor can use to compensate broker-dealers and service providers, including affiliates of the Investment Manager, that provide distribution-related services to the Class A shareholders or to their customers who beneficially own Class A shares.

Payments may be made under the Plan for distribution services, including reviewing of purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.

Except to the extent that affiliates of the Investment Manager have received or receive distribution fees from the Distributor, or that the Investment Manager has benefited or benefits through increased fees from an increase in the net assets of the Trust which may have resulted or results in part from the expenditures, no interested person of the Trust nor any Trustee who is not an interested person of the Trust has or had a direct or indirect financial interest in the operation of any of the distribution plan or related agreements.

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Plan provides that the distribution fees paid by a particular class of the Fund may only be used to pay for the distribution expenses of that class of the Fund.

Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Plan to pay any distribution expense in excess of the distribution fee. Thus, if the Plan is terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class of the Fund to the Distributor.

The Board, when approving the establishment of the Plan, determined that there are various anticipated benefits to the Fund from such establishment, including the likelihood that the Plan will stimulate sales of shares of the Trust and assist in increasing the asset base of the Trust in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trust of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The Board annually reviews the Plan and has determined each year that there is a reasonable likelihood that the plan will benefit the Trust and its shareholders. The Plan (and any distribution agreement among the Fund, the Distributor or the Investment Manager and a selling agent with respect to the shares) may be terminated without penalty upon at least 60 days' notice by the Distributor or the Investment Manager, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the class to which the Plan applies.

All distribution fees paid by the Fund under the Plan will be paid in accordance with Rule 2830 of the NASD Regulation, Inc. Rules of Conduct, as such Rule may change from time to time. Pursuant to the Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred by the Investment Manager on behalf of the shares of the Fund. In addition, as long as the

Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be made by the Independent Trustees.

                         SHAREHOLDER SERVICES AGREEMENT

CNB has entered into a Shareholder Services Agreement with the Trust. Pursuant to the Shareholder Services Agreement, CNB will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of the Fund. As compensation for the provision of such services, the Fund will pay CNB a fee of 0.25% of the Fund's average daily net assets on an annual basis, payable monthly. CNB may pay certain banks, trust companies, broker-dealers, and other institutions (each a "Participating Organization") out of the fees CNB receives from the Fund under the Shareholder Services Agreement to the extent that the Participating Organization performs shareholder servicing functions for the Fund with respect to shares of the Fund owned from time to time by customers of the Participating Organization. In certain cases, CNB may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the Fund.

Pursuant to the Shareholder Services Agreement, CNB will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Fund's shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Fund to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Fund registered in the name of CNB, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

CNB may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Fund for their customers. Under these arrangements, the Transfer Agent will ordinarily maintain an omnibus account for a Participating Organization and the Participating Organization will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares. A Participating Organization may charge its customers a fee, as agreed upon by the Participating Organization and the customer, for the services it provides. Customers of participating Organizations should read the applicable Prospectus in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization to its customers prior to any purchase of shares.

                                    EXPENSES

The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute and, or other industry association membership dues. In its role as the Fund's investment adviser, CNAM, Inc. has agreed to limit its investment management fees or reimburse the expenses of the various classes of the Fund as described in the Prospectuses.

                                 CODE OF ETHICS

Each of the Trust, the Investment Manager and the Distributor has adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings. The Investment Manager and the Administrator receive information regarding the Fund's portfolio holdings on a daily basis, and have the ability to disclose such information to other persons. No later than 65 days after the end of each first and third fiscal quarter of the Trust, the Trust's administrator includes lists of the Fund's complete portfolio holdings as of the end of such quarter on the Trust's website. The Trust also files the Fund's complete portfolio schedules as of the end of each first and third fiscal quarter with the SEC on Form N-Q within 60 days of the end of the quarter. With respect to the Trust's second and fourth fiscal quarters, lists of the Fund's complete portfolio holdings will be made available in the Fund's annual and semi-annual reports, which will be mailed to shareholders within 60 days of the end of the quarter and are filed with the SEC on Form N-CSR within ten days of such mailing. The current shareholder reports will also be available on the Fund's website. Certain other general information regarding the portfolio holdings of the Fund may also be made available to the general public, with the prior approval of management of the Trust, by posting to the Trust's website(s) ten calendar days after the end of each month, subject to a 31-day lag from the date of the information.

Pursuant to the policies adopted by the Board of Trustees, other than the foregoing disclosure, no information concerning the Trust's portfolio holdings may be disclosed to any third party except for the following disclosures, which are generally made by the Investment Manager or the Administrator: (1) to persons providing services to the Trust who have a need to know such information in order to fulfill their obligations to the Trust, such as portfolio managers, administrators, custodians, and the Board of Trustees; (2) in connection with periodic reports that are available to shareholders and the public; (3) to mutual fund rating or statistical agencies or persons performing similar functions who have signed a confidentiality agreement with the Trust; (4) pursuant to a regulatory request or as otherwise required by law; or (5) to persons approved in writing by the Chief Compliance Officer (the "CCO") of the Trust. Procedures to monitor the use of any non-public information by entities under item (3) above will include (a) annual written certifications relating to the confidentiality of such information or (b) conditioning the receipt of such information upon the recipient's written agreement to maintain the confidentiality of the information and not to trade based on the information. Any disclosure made pursuant to item (5) above will be reported to the Board at its next regular meeting.

As of September 1, 2007, the Trust has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the
Trust: (i) the Investment Manager, Administrator and the Custodian pursuant to investment management, administration and custody agreements, respectively, under which the Trust's portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services pursuant to a proxy voting agreement under which the Trust's portfolio holdings information is provided weekly, subject to a one-day lag; (iii) accountants, attorneys and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iv) Morningstar, Inc., Lipper Inc., imoney.net, Thomson Financial, Standard and Poor's, and Bloomberg L.P. pursuant to agreements under which each fund's portfolio holdings information is provided quarterly no later than 65 days after the end of the previous quarter, and no earlier than the date such information is posted to the Trust's website.

The release of all non-public information by the Trust is subject to confidentiality requirements which the Board of Trustees has determined are adequate to safeguard the Fund and its shareholders from improper disclosure of portfolio holdings information. The Investment Manager's Code of Ethics prohibits all of its employees from communicating material non-public information to others in violation of law or entering into any transaction based on material non-public information. Each of the Administrator and Institutional Shareholder Services is required to keep confidential all information related to the Trust pursuant to its respective service agreement. The Trust's custodian, independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations, which the Board of Trustees believes are sufficient to preserve the confidentiality of such information. The Trust currently provides portfolio holdings information to mutual fund rating agencies only after such information is made public by posting on the Trust's website.

Neither the Trust nor any of its investment advisers, sub-advisers or any other person may receive compensation in connection with the disclosure of information about the Trust's portfolio securities. In the event of a conflict between the interests of fund shareholders and those of any of the Trust's investment advisers, sub-advisers, distributor, or any affiliated person of the Trust or any of its investment advisers, sub-advisers or distributor, the CCO will make a determination in the best interests of the fund's shareholders, and will report such determination to the Board of Trustees at the next regular Board meeting. The Board of Trustees oversees the disclosure of information about the Trust's portfolio holdings principally by receiving oral and written reports from the CCO and through interaction with the CCO at meetings of the Board of Trustees.



                                  PROXY VOTING

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Fund (the "Policy"), pursuant to which the Board has delegated the responsibility for voting such proxies to the Investment Manager as a part of the Investment Manager's general management of the Fund, subject to the Board's continuing oversight.

A conflict of interest may be deemed to occur when CNAM, Inc. or one of its affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of the Fund, which may compromise CNAM, Inc.'s independence of judgment and action in judging the proxy. If such a conflict occurs, CNAM, Inc. is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved.

Whenever the Fund is requested to vote on any matter submitted to shareholders of an Underlying Fund, the Fund will either seek instruction from its shareholders to consider such matters and vote in accordance with such instructions (shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders) or cast its votes, as a shareholder of the Underlying Fund, in proportion to the votes received by the Underlying Fund from all other shareholders of the Underlying Fund.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the

Trust's website at www.cnicharterfunds.com, and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Certain information regarding the proxy voting policies of CNAM, Inc. is summarized below.

CNAM, Inc.

CNAM, Inc. has hired Institutional Shareholder Services ("ISS"), a third-party proxy voting service, to vote proxies on its behalf, and has adopted ISS' proxy voting guidelines. CNAM, Inc. has instructed ISS to vote proxies on its behalf in accordance with these guidelines and to vote (a) any issue or proposal designated in the guidelines to be voted on a "case by case basis" and (b) any issue or proposal not listed in the guidelines according to ISS' recommendation.

CNAM, Inc. reserves the right to withdraw any proxy item from ISS and to vote the proxy item, if CNAM, Inc. determines that no material conflict of interest exists. Such proxy item will be submitted to CNAM, Inc.'s Management Committee, which will determine the vote for each of the proposals in a manner consistent with the Fund' best interests. If CNAM, Inc. determines that a material conflict of interest exists, the Management Committee will not vote and the proxy item will be returned to ISS for voting in accordance with ISS' guidelines.

ISS's general positions on various proposals are as follows:

1. ISS votes on director nominees on a case-by-case basis, examining factors including independence of the board and its committees, attendance at board meetings, corporate governance provisions and takeover activity, and long-term company performance. ISS votes against proposals to classify the board, for shareholder proposals that a majority or more of directors be independent unless the board composition already meets ISS' threshold for independence, and for shareholder proposals asking that audit, compensation and/or nominating committees be composed exclusively of independent directors.

2. ISS votes against proposals to restrict or prohibit shareholder ability to take action by written consent or to call special meetings, proposals to require supermajority shareholder votes and proposals to eliminate cumulative voting. ISS votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

3. ISS votes with respect to compensation plans on a case-by-case basis, using methodology based primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). ISS also votes with respect to the following issues on a case-by-case basis: management proposals seeking approval to reprice options, votes on employee stock purchase plans, and all other shareholder proposals regarding executive and director pay.

4. ISS generally votes for proposals to ratify auditors, unless an auditor is not independent, fees for non-audit services are excessive, or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                               GENERAL INFORMATION

The Trust was organized as a statutory trust under the laws of Delaware on October 28, 1996 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Each series offers two classes of shares (Class A and Institutional Class), other than (a) the Trust's money market funds, which also offer Class S shares, and (b) the RCB Small Cap Value Fund, which also offers Class R shares. Currently, the Trust offers shares of seventeen series, including the series described in this SAI. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust of the Trust (the "Declaration") and the Bylaws of the Trust (the "Bylaws"), shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the Declaration, and except that where any provision of law, of the Declaration, or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Agreement and Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectuses and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                             PERFORMANCE INFORMATION

As noted in the Prospectuses, the Fund may, from time to time, quote various performance figures in advertisements and other communications to illustrate its past performance. Performance figures will be calculated separately for different classes of shares.

YIELD

The Fund's 30-day yields are calculated according to a formula prescribed by the SEC, expressed as follows:

                         YIELD = 2[(1+[a-b]/cd)(6) - 1]


   Where:.     a    =   dividends and interest earned during the period.

               b    =   expenses accrued for the period (net of reimbursement).

               c    =   the average daily number of shares outstanding during
                        the period that were entitled to receive dividends.

               d    =   the maximum offering price per share on the last day of
                        the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. This figure is obtained using the Securities and Exchange Commission formula:

                    Effective Yield = [(Base Period Return + 1)365/7] - 1

Investors should recognize that, in periods of declining interest rates, the Fund's yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by the Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite result can be expected to occur.

The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for the Fund will be accompanied by information on the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                 P(1 + T)n = ERV

   Where:      P    =   a hypothetical initial payment of $1,000.


               T    =   average annual total return.


               n    =   number of years.

               ERV  =   Ending Redeemable Value of a hypothetical
                        $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in the Fund over different periods of time and since the Fund's inception of operations. The Fund's "average annual total return after taxes on distributions" figures are computed according to a formula prescribed by the SEC expressed as follows:

                         P(1 + T)n = ATVD

   Where:      P    =   a hypothetical initial payment of $1,000.


               T    =   average annual total return (after taxes on
                        distributions).


               n    =   number of years.

               ATVD = ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in the Fund over different periods of time and since that Fund's inception of operations. The Fund's "average annual total return after taxes on distributions and redemption" figures are computed according to a formula prescribed by the SEC expressed as follows:

                         P(1 + T)n = ATVDR

   Where:      P     =  a hypothetical initial payment of $1,000.


               T     =  average annual total return (after taxes on
                        distributions and redemption).


               n     =  number of years.

               ATVDR = ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions and redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

                        PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund may be purchased and redeemed on days when the New York Stock Exchange (the "NYSE") is open for business. Currently, the weekdays that the NYSE recognizes as holidays and is closed are: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust reserves the right to open for business on days that the NYSE is closed but the Federal Reserve is open. Purchases and redemptions will be made in full and fractional shares.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the broker-dealer or other financial institution responsible for maintaining your account (your "Authorized Institution") will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Fund is required by law to reject your investment if the required identifying information is not provided. In certain instances, the Authorized Institution is required to collect documents on behalf of the Fund to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity. Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Trust from being used for money laundering or the financing of terrorist activities. In this regard, the Trust reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of the Trust or in cases when the Trust is requested or compelled to do so by governmental or law enforcement authority. If your Fund account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Trust is required to withhold such proceeds.

The Fund will accept investments in cash only in U.S. dollars. The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any Fund shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (1) $250,000, or (2) one percent of the net asset value of the Fund at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

The Fund may be required to withhold federal income tax at a rate of 30% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Fund with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain the number is pending. The Fund is required to withhold taxes if a number is not delivered within seven days.

The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Fund's shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Investment Manager or the Distributor such suspension or rejection is in the best interest of the Fund.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectuses, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by the Fund pursuant to Section 22(e) of the 1940 Act) making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund's shareholders.

                                OTHER INFORMATION

The Prospectuses of the Fund and this SAI do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the registration statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Copies of the registration statements may be obtained from the SEC upon payment of the prescribed fee.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

                  APPENDIX A - RATINGS OF INVESTMENT SECURITIES


Description ratings for Standard & Poor's Ratings Group ("S&P"); Moody's Investors Service, Inc., ("Moody's") and Fitch IBCA, Duff & Phelps Inc. ("Fitch").

Standard & Poor's Rating Group
------------------------------

Bond Ratings

        AAA Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

        A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

        BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

        BB Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

        CCC Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

        CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

        C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

        D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

        S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Ratings

        An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 367 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

        A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

        A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

        A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

        B Issues carrying this designation are regarded as having only speculative capacity for timely payment.

        C This designation is assigned to short-term obligations with doubtful capacity for payment.

        D Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc.

Bond Ratings

        Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

        Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

        B Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Ratings

        The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch IBCA, Duff and Phelps, Inc.
---------------------------------

Bond Ratings

        The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

        AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

        AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

        A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

        BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

        BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

        B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

        CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

        CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

        C Bonds rated C are in imminent default in payment of interest or principal.

        DDD, DD and D    Bonds rated DDD, DD and D are in actual default of
               interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

        Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

        Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

        F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

        F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

        F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

        F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

        F-S Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

        D Default. Issues assigned this rating are in actual or imminent payment default.